Exhibit 32.1

STRATEGIC PARTNERS, INC.

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

The undersigned executive officer of Strategic Partners, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

a.

the quarterly report on Form 10-Q of Strategic Partners, Inc. for the quarter ended June 30, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b.

the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of  Strategic Partners, Inc..

Date: January 10, 2011	/s/ Frank J. Weinstock Frank J. Weinstock Principal Executive Officer Principal Financial Officer